Summary of Significant Accounting Policies: Net Loss Per Share (Policies)	3 Months Ended
Sep. 30, 2017
Successor
Net Loss Per Share

Net Loss per Share

We follow ASC subtopic 260-10, Earnings Per Share (“ASC 260-10”) specifying the computation, presentation, and disclosure requirements of earnings per share information. Basic loss per share has been calculated based upon the weighted average number of common shares outstanding. Convertible debt, stock options, and warrants have been excluded as common stock equivalents in the diluted loss per share because their effect is anti-dilutive on the computation.

Potentially dilutive securities excluded from the computation of basic and diluted net loss per share are as follows:

	September 30, 2017	September 30, 2016
Convertible notes payable	-	26,677,398
Options to purchase common stock	35,000	40,000
Warrants to purchase common stock	6,534,810	6,534,810
Totals	6,569,810	33,252,208